SUMMARY PROSPECTUS
JOHNSON ENHANCED RETURN FUND
Fund Ticker: JENHX
May 1, 2026

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.johnsonmutualfunds.com. You can also get this information at no additional cost by calling (800) 541-0170 or by sending an email request to prospectus@johnsonmutualfunds.com.

Johnson Mutual Funds Trust
www.johnsonmutualfunds.com

TICKER: JENHX
INVESTMENT OBJECTIVE
Outperform the fund’s benchmark, the S&P 500 Index, over a full market cycle.
FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None
Exchange Fee	None
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Shareholder Servicing Fee	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that you invest $10.000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost will be:
1 year	3 Years	5 Years	10 Years
$36	$113	$197	$443
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 58.65% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
The fund invests in the large cap equity market by using S&P 500 Index futures, combined with alpha-generating short duration investment-grade fixed income securities.
The fund’s adviser seeks to have notional exposure to equity index futures contracts in a value approximately equal to the fund’s net assets. Utilizing equity index futures contracts to replicate returns of the underlying equity index typically requires less than 10% of the fund’s assets to be posted as collateral. This effect is referred to as “leverage.” The fund attempts to track an underlying equity index consisting of a representative sampling of the leading large capitalization companies in the leading industries in the U.S. economy. The equity index futures are used only for replication of returns, not speculation. The fund also may invest in options on equity index futures and equity index exchange-traded funds (‘ETFs”).
The fund invests the balance of its assets primarily in a broad range of investment-grade, fixed income securities, including bonds, notes, domestic and foreign corporate and government securities, government agency securities, mortgage-backed securities, collateralized mortgage obligations, asset backed securities, municipal securities, and short-term obligations. The fund does not limit itself to securities of a particular maturity range but will normally maintain a dollar weighted average duration between 1 and 3 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of one year would generally be expected to decline by approximately 1% if interest rates rose by one percentage point.
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Asset-backed Securities Risk — Asset-backed securities are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying loans. During periods of declining interest rates, prepayment rates usually increase, and the fund may have to reinvest prepayment proceeds at a lower interest rate.

JOHNSON ENHANCED RETURN FUND | SUMMARY PROSPECTUS | MAY 1, 2026

Company Risk — The fund value might decrease in response to the activities and financial prospects of an individual company.
Correlation Risk — Due to futures contract size limitations, the fund’s assets may be slightly under-invested or slightly over-invested compared to the underlying index, which could cause the fund to be slightly less or more volatile that the underlying index, and the fund returns from the futures contracts may not mirror the underlying index.
Credit Risk — The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due, resulting in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes.
ETF Risk — ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by a fund. As a result, your cost of investing in a fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in equity securities. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. ETFs in which a fund invests will not be able to replicate exactly the performance of the indices they track.
Foreign Securities Risk — Foreign securities may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administration or economic and monetary policies of foreign governments.
Futures Risk — The fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include leverage risk and correlation or tracking risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Under certain market conditions, futures contracts may become illiquid. As a result, the fund may be unable to close out its futures contracts at a time which is advantageous or take an offsetting defensive position, potentially resulting in significant losses for the fund.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.
Leveraging Risk — Leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s portfolio. When the fund is leveraged, it can lose more than the principal amount invested.
Management Risk — The Adviser’s judgments about the attractiveness, value, and potential appreciation of particular securities in which the fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market Risk — The fund value might decrease in response to general market and economic conditions.
Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.
Mortgage-backed Securities Risk — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Municipal Securities Risk — Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The fund may be more sensitive to adverse economic, business, or political developments if it invests a substantial portion of its assets in bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a particular state.

JOHNSON ENHANCED RETURN FUND | SUMMARY PROSPECTUS | MAY 1, 2026

Prepayment Risk — The value of the mortgage securities held by the fund may go down as a result of changes in prepayment rates on the underlying mortgages.
Sector Risk — At times, the fund may invest a significant portion of its assets in securities of issuers within a particular sector or sectors of the economy. As a result, the Fund may be more vulnerable to events, conditions, or developments that adversely affect those sectors and may experience greater volatility than a fund that invests more broadly across multiple sectors. Companies within a sector often face similar business risks and are subject to similar regulatory, economic, market, and political factors. Adverse developments affecting a particular sector, including changes in market demand, interest rates, technological developments, regulation, or competition, may negatively affect the value of the Fund’s investments and cause the Fund to underperform funds that are more diversified.
Specific Maturity Risk — The specific maturities in which the fund invests may fall in value more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.
Volatility Risk — Common stocks (and indexes of common stocks) tend to be more volatile than other investment choices.
AVERAGE ANNUAL TOTAL RETURNS
The chart and table below show the variability of the fund’s returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year for the last 10 years. The table shows how the fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.
Best Quarter: 2Q2020, 22.50% Worst Quarter: 1Q2020, -20.32%
Average Annual Total Returns as of December 31, 2025
After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.
	Inception Date	One Year	Five Year	Ten Year
Before taxes	12/31/2005	18.42%	11.85%	13.66%
After Taxes on Distributions		11.97%	7.36%	9.63%
After Taxes on Distributions and Sale of Fund Shares		12.38%	7.72%	9.47%
S&P 500 Index		17.88%	14.42%	14.82%
The fund’s broad-based securities market index is the S&P 500 Index, with measures the performance of 500 of the largest companies listed on the US stock exchange. This Index represents the market sector in which the fund invests and is utilized by the Adviser for measuring performance.
The index is unmanaged, market capitalization weighted, includes net reinvested dividends, does not reflect fees or expenses (which would lower return), and is not available for direct investment.

JOHNSON ENHANCED RETURN FUND | SUMMARY PROSPECTUS | MAY 1, 2026

PORTFOLIO MANAGEMENT
INVESTMENT ADVISER
Johnson Investment Counsel, Inc.
PORTFOLIO MANAGERS
The fund is managed by a team of portfolio managers. Michael Leisring, CFA, has been the team leader of the fund management team since 2013, and a member of the team since 2003. Jason Jackman, CFA, Brandon Zureick, CFA, David Theobald, CFA, and Ryan Martin, CFA, have been fund management team members since 2000, 2014, 2016, and 2022, respectively.
PURCHASE OR SALE OF FUND SHARES
Minimum Initial Investment:
$1,000,000
Shares may be purchased or redeemed at the fund’s net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. You may buy or sell shares on any business day. This includes any day that the fund is open for business, other than weekends, and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the fund’s Transfer Agent, Ultimus Fund Solutions, Regular/Express Mail, P.O. Box 46707, Cincinnati, OH 45246 or Overnight Mail, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. You may contact the Transfer Agent at 833-913-5253 or your Johnson Portfolio Manager at 800-541-0170 for information about how to purchase or redeem fund shares by check, wire, electronic bank transfer or exchange.
TAX INFORMATION
The dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes.

JOHNSON ENHANCED RETURN FUND | SUMMARY PROSPECTUS | MAY 1, 2026